Exhibit 10.15

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

10% CONVERTIBLE NOTE

Due February 8, 2013

No: 2012 CN - 00
US$ _________ February 8, 2012

For value received, Circle Star Energy Corp., a Nevada corporation (the “Company”), promises to pay to [name], [address] (the “Holder”), the principal sum of $[amount], on February 8, 2013 (the “Stated Maturity Date”), unless payable earlier under the terms set forth in Section 1.

This 10% Convertible Note, due February 8, 2013 (this “Note”), is one of an authorized issue of Notes each designated as “10% Convertible Note, due February 8, 2013” (collectively, the “Notes”) and issued subject to an Inter-Creditor Agreement (the “Inter-Creditor Agreement”) made effective as of February 8, 2012, between the Company and each Holder of Notes.  The Inter-Creditor Agreement specifies certain terms and conditions and the rights of the registered Holders of the Notes, and are incorporated by reference in this Note and to each of which the Holder, by acceptance hereof, agrees.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Inter-Creditor Agreement.  To the extent there is any discrepancy between this Note and the Inter-Creditor Agreement, the terms of the Inter-Creditor Agreement shall prevail.

The Inter-Creditor Agreement contains provisions for the holding of meetings of registered Holders of the Notes issued and the making of resolutions at such meetings and the creation of instruments in writing signed by the registered holders of a specified majority of Notes issued and outstanding under the terms of the Inter-Creditor Agreement.  Such resolutions and instruments will be binding on and may affect the rights and entitlements of all holders of the Notes, subject to the provisions of the Inter-Creditor Agreement.

This Note is subject to the following terms and conditions.

1.           Maturity and Interest.  Unless converted as provided in Section 2 or payable earlier at the election of the Holder, this Note will automatically mature and be due and payable on the Stated Maturity Date or, at the election of the Holder, on the earlier of (i) the closing of a financing transaction by the Company for aggregate proceeds in excess of $5,000,000, which excess amount shall be applied to the principal amount at the election of the Holder of the Note (based on the ratio of the Holder’s Principal Amount relative to the aggregate Principal Amount of all Notes); (ii) the sale or partial sale of JHE Holdings, LLC, a Texas limited liability company, wholly-owned by the Company (“JHE”); (iii) the sale of all or substantially all of the assets of JHE; or (iv) an Event of Default (as defined herein).  The events described in clauses (i), (ii) and (iii) are each a “Triggering Event” and the Company agrees to provide each Note holder notice of a Triggering Event within five calendar days.

Interest shall accrue from the date of this Note on the unpaid principal amount at a rate equal to ten percent (10%) per annum, payable monthly in arrears on the first Business Day of each calendar month beginning on March 1, 2012.

The principal amount and Interest will be payable in lawful money of United States at the address of the Holder.

2.           Conversion; Payment; Etc.

(a)           This Note shall be convertible at any time, in whole or in part, at the option of the Holder, into such number of fully paid and nonassessable shares of Common Stock of the Company (“Common Stock”), and at the Holder’s option accrued interest, on (i) the Stated Maturity Date or (ii) any Triggering Event at a conversion price of $1.50 per Common Share.

(b)           The conversion price shall be subject to adjustment from time to time as hereinafter provided in this Section 2(b):

(i) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the conversion price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

(ii) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company’s Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to Holder if Holder had exercised this Note and had received such shares of Common Stock immediately prior to such reorganization, reclassification, consolidation, merger or sale.  The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

(c)           No fractional shares of the Company’s capital stock will be issued upon conversion of this Note.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share.  Upon conversion of this Note pursuant to this Section 2, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company.  At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein.  Upon conversion of this Note and the deliveries required pursuant to this Section 2 in connection with such conversion, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

Notwithstanding any other provision hereof, no Holder shall convert this Note or any portion thereof, if as a result of such conversion the holder would then become a “beneficial owner” (as determined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 9.99% or more of the issued and outstanding Common Stock.  For greater certainty, the Note shall not be convertible by the Holder to the extend that, if, after giving effect to such conversion, the holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such conversion.

(d)           Payment of Interest on Conversion.  Upon conversion of the entire principal amount of this Note into the Company’s capital stock, any interest accrued on this Note that is not by reason of Section 2 hereof simultaneously converted into Common Stock shall be immediately paid to the Holder.

(e)           Payment.  All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company.  Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.  This Note may be prepaid at any time without the prior written consent of the Holder.

3.           Event of Default. Each of the following events shall be an “Event of Default” in respect of the Notes:

(a)  failure to pay principal on any of the Notes when due;

(b)  failure to pay interest on any of the Notes when due if such failure continues for a period of 5 Business Days;

(c)  failure to observe or perform any other covenant or condition contained in the Inter-Creditor Agreement;

(d)  proceedings are commenced for the winding-up, liquidation or dissolution of the Company or JHE, unless the Company or JHE, as applicable, in good faith actively and diligently contests such proceedings, decree, order or approval, resulting in a dismissal or stay thereof within 60 days of commencement;

(e)  a decree or order of a court of competent jurisdiction is entered adjudging the Company or JHE, as applicable, to be bankrupt or insolvent, or a petition seeking reorganization, arrangement or adjustment of or in respect of the Company or JHE, as applicable, is approved under applicable law relating to bankruptcy, insolvency or relief of debtors;

(f)  the Company or JHE makes an assignment for the benefit of its creditors, or petitions or applies to any court or tribunal for the appointment of a receiver or trustee for itself or any substantial part of its property, or commences for itself or acquiesces in any proceeding under any bankruptcy, insolvency, reorganization, arrangement or readjustment of debt law or statute or any proceeding for the appointment of a receiver or trustee for itself or any substantial part of its property, or suffers any such receivership or trusteeship;

(g)  a resolution is passed for the winding-up or liquidation of the Company or JHE, as applicable;

(h)  breach of any term, or failure to observe or perform any covenant or condition, of any Note or the Inter-Creditor Agreement; and

(i)  failure on the part of the Company or JHE, as applicable, to cause each document required by law or reasonably requested by the Holders to be filed, registered or recorded in order to create in favor of the Holders a valid, legal and perfected security interest in and lien on the JHE Assets or grant the Kansas Royalty Interest under the terms of the Inter-Creditor Agreement.

The Holder shall have the right, at its sole option, to declare this Note immediately due and payable irrespective of the Maturity Date specified herein, upon an Event of Default.

4.          Change of Control.  The Holder shall have the right, at its sole option, to declare this Note immediately due and payable irrespective of the Maturity Date specified herein, ten business days prior to the effective date of any Change of Control Transaction undertaken without the prior written consent of the Holder, which consent the Holder shall have no obligation to give.  A “Change of Control Transaction” means (i) any sale of equity securities or securities convertible into equity securities of the Company; (ii) any merger, consolidation, statutory share exchange or acquisition transaction involving the Company or any material subsidiary of the Company; (iii) any sale of substantially all of the assets of the Company or any material subsidiary of the Company; or (iv) any similar transaction involving the issuance, cancellation or restructuring of equity securities of the Company unless, following the completion of such transaction, the then existing shareholders of Company own or control, directly or indirectly, at least 50% of the voting power or liquidation rights of Company or the successor of such merger, consolidation or statutory share exchange.  In the event of a contemplated Change of Control Transaction, the Company shall provide the Holder at least Fifteen business days prior to the effective date of any Change of Control Transaction, except as may otherwise be prohibited by law.

5.           Transfer; Successors and Assigns.

(a)           The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  This Note may be transferred, or divided into two or more Notes of smaller denomination, subject to the following conditions.  The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Note of such Holder’s intention to do so, describing briefly the manner of the proposed transfer.  Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel.  If in the opinion of the Company’s counsel the proposed transfer may be effected without constituting a violation of the applicable U.S. state or federal securities laws, then the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Note, provided that an appropriate legend may be endorsed on this Note respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of  such securities laws or adversely affect the exemptions relied upon by the Company.  To such effect, the Company may request that the intended transferee execute an investment letter satisfactory to the Company and its counsel.

(b)           A register of the issuance and transfer of this Note shall be kept at the office of the Company, and this Note may be transferred only on the books of the Company maintained at its office.  Each transfer shall be in writing signed by the then registered Holder hereof or the Holder’s legal representatives or successors, and no transfer hereof shall be binding upon the Company unless in writing and duly registered on the register maintained at the Company’s office.  Upon transfer of this Note, the transferee, by accepting the Note, agrees to be bound by the provisions, terms, conditions and limitations of this Note.

(c)           If in the opinion of the counsel referred to in this Section 5, the proposed transfer or disposition of the Note described in the Holder’s written notice given pursuant to this Section 5 may not be effected without registration or without adversely affecting the exemptions relied upon by the Company, the Company shall promptly give written notice to the Holder and the Holder will limit its activities and restrict its transfer accordingly.

6.           Governing Law.  This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.

7.           Notices.  Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or seventy-two (72) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth herein or as subsequently modified by written notice.

8.           Amendments and Waivers.  Any term of this Note may be amended only with the written consent of the Company and the Holder and under the terms and conditions set forth in the Inter-Creditor Agreement. Any amendment or waiver effected in accordance with this Section 8 and the Inter-Creditor Agreement shall be binding upon the Company, the Holder and each transferee of the Note.

Company hereby waives presentment for payment, notice of dishonor, protest and notice of protest.  If this Note is not paid when due, the Company agrees to pay all costs of collection, including reasonable attorneys’ fees.

THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEVADA.

CIRCLE STAR ENERGY CORP.

By:

Its:

Address: ______________________________

ASSIGNMENT/TRANSFER FORM

TO:	CIRCLE STAR ENERGY CORP.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

Name

Address

Social Insurance Number, Social Security Number or Tax Identification Number

US$____________ of the principal amount of 10% Convertible Note, due February 8, 2013 (the “Note”), registered in the name of the undersigned represented by the within certificate and do hereby irrevocably constitute and appoint ___________ attorney to transfer the said Note on the books of the Company with full power of substitution in the premises.

The undersigned understands that, as a condition to any transfer of a Note, the Company may request a legal opinion, in form and substance reasonably satisfactory to the Company and its legal counsel, stating that such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended.

DATED the ______ day of ________, 20___.

Signature of Transferor:
____________________________
(Signature of Transferor)

Guaranteed by:
____________________________
Authorized Signature Number

NOTICE:
The signature to this transfer must correspond in every particular with the name as shown on the face of this certificate and the endorsement must be signature guaranteed, in either case, by a Chartered Bank, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program or from a similar entity in the United States. The stamp affixed thereon by the guarantor must bear the actual words “signature guarantee”, OR “signature medallion guarantee” or in accordance with industry standards.

CONVERSION FORM

TO:           CIRCLE STAR ENERGY CORP.  (the “Company”)

The undersigned hereby exercises the right to convert US$____________ of the principal amount of 10% Convertible Note, due February 8, 2013 (the “Note”), registered in the name of the undersigned represented by the within certificate, into shares of common stock in the capital of the Company (“Common Stock”) at the conversion price of US$1.50 per share.

The undersigned holder understands that unless the Common Stock issuable upon the conversion of the Note are registered under the 1933 Act and the securities laws of all applicable states of the United States and the undersigned has provided a written opinion of counsel satisfactory to the Company to such effect, the certificate representing the Common Stock issued upon Conversion of this Note will bear the following restrictive legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS”.

If the full principal amount of the Note represented by the Note certificate is not being converted, a new Note certificate will be issued and delivered with the Common Share certificates.

Please issue a certificate for the Common Stock being purchased as follows in the name of the undersigned.

DATED at ______________________________ this _________ day of _________________, ______.

Signature Witnessed (see instructions to Holder)	Signature of Holder (to be the same as appears on the face of the Note Certificate) or authorized signing officer if a corporation
Name of Note Holder:
Address (please print):

INSTRUCTIONS TO HOLDERS

TO CONVERT:

To convert the Note, the Note Holder must complete, sign and deliver the Conversion Form, and deliver the Note Certificate(s) to Circle Star Energy Corp. (the “Company”) at the address set forth below indicating the principal amount of the Note converted and the number of Common Stock to be acquired.  In such case, the signature of such registered holder on the Conversion Form must be witnessed.

GENERAL:

For the protection of the Holder, it would be prudent to use registered mail if forwarding documents by mail.

If the Conversion Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Note Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

CIRCLE STAR ENERGY CORP. (the “Company”)

Attn: Jonathon Pina, Chief Financial Officer

919 Milam Street, Suite 2300

Houston, TX 77002

USA